Supplement dated November 12, 2019

Supplement to

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2019

The Section of the Statement of Additional Information titled “PROXY VOTING POLICIES AND PROCEDURES” is replaced with the following:

PROXY VOTING POLICIES AND PROCEDURES

On November 7, 2019, the Board of Directors of the Investment Company adopted revised Proxy Voting Policies & Procedures (“Proxy Policy”). A copy of the Proxy Policy is attached hereto as APPENDIX “A”. A copy of the Proxy Policy and information regarding how the Investment Company voted its proxies relative to portfolio securities during the most recent 12 month period ended June 30 can be obtained free of charge by calling 1-800-468-3785. The Investment Company’s Proxy Voting Record for the shares it owns, which includes how the Investment Company voted its proxies during the most recent 12 month period ending June 30, can be obtained from the Securities and Exchange Commission’s website at www.sec.gov, by viewing our Form N-PX on the Edgar System.

Appendix A of the Statement of Additional Information is replaced with the following:

Appendix A

Proxy Voting Policies and Procedures

Mutual of America Institutional Funds, Inc.

Attached is the Proxy Voting Policy and Procedures adopted by the Board of Directors of Mutual of America Institutional Funds, Inc. at its regular Board meeting held on November 7, 2019.

MEMORANDUM	MUTUAL OF AMERICA CAPITAL MANAGEMENT

To:	Mutual of America Investment Corporation

Mutual of America Institutional Funds, Inc.

Mutual of America Variable Insurance Portfolios, Inc.

From:	Mutual of America Capital Management LLC

Date:	November 6, 2019

Re:	Policy Statement and Procedures Regarding

Proxy Voting (“Proxy Voting Policy”)

We understand that, in connection with your obligation to comply with Rule 30b1-4 under the Investment Company Act of 1940 (“1940 Act”) and the 1940 Act forms modified in conjunction therewith, you wish this Company as your adviser to: (i) permit you to adopt its Proxy Voting Policy, (ii) prepare and timely File Form N PX for each year, (iii) respond to shareholder requests in accordance with all requirements of Law and Regulation for a description of the Proxy Voting Policy, and for The Proxy Voting Record (which may be available by a toll free or collect phone line or on the fund website if there is one and on the S.E.C. website), and (iv) maintain, or cause to be maintained, all proxy voting records as required by Law and Regulation.

We further understand that, in the event of a conflict among or between the interests of the adviser, the funds, the shareholders, the principal underwriter or any affiliated persons thereof, we will promptly notify the fund and shareholders affected and we will not cast a vote absent a written consent from the affected fund or shareholders. The sole exception to the requirement of a written consent from the fund and affected shareholders when there is such a conflict is the case where the matter which is being voted upon falls within the Standing Proxy Vote policy set forth in paragraph 5 of the Proxy Voting Policy, and Routine Issues as described in paragraph 4 of the attached Proxy Voting policy. Routine Issues fall within standard categories developed by a disinterested third party proxy service retained by the adviser. In such case, the vote will be cast in the predetermined manner.

You may consider this document as an amendment to the Proxy Voting Policy for purposes of our providing proxy voting services to your fund and shareholders, and for purposes of adopting the Proxy Voting Policy on behalf of your funds. If there are any changes to the Proxy Voting Policy you will be notified, and no such changes shall affect you unless you agree to same.

Mutual of America Capital Management LLC.

By: /s/ Stephen Rich

Stephen Rich

President

att.

MUTUAL OF AMERICA CAPITAL MANAGEMENT LLC

POLICY STATEMENT AND PROCEDURES

REGARDING PROXY VOTING

Adopted on November 6, 2019

Policy Statement

It is the policy of Mutual of America Capital Management LLC (the “Adviser”), with respect to assets under its management where it has voting authority:

1.

To vote all proxies in the best interests of its clients and, to the extent possible while complying with applicable investment policies, restrictions and limitations (including requirements imposed by exemptive orders as described in paragraph 9 under the Procedures section, below,) to vote all proxies so as to maximize the economic value of the shares held by such clients. The Adviser may refrain from voting if it determines that refraining is in the best interest of that client, such as when the cost to the client of voting exceeds the expected benefit to the client.

2.	To vote all proxies in accordance with the duly adopted voting policies and restrictions of such clients where such policies and restrictions are applicable.

3.

To provide disclosure to clients of the within policies and procedures, to disclose how clients (or their shareholders in the case where a client adopts these policies as its own) may obtain information on how their proxies were voted, and to maintain or cause to be maintained all records of such proxy voting as are, and for the periods, required by law.

4.	To comply with the Procedures set forth below.

Proxy Voting Committee

1.

A Proxy Committee consisting of the President and one or more individuals (not to exceed five) designated by the President of the Adviser shall comprise the Proxy Voting Committee. The Proxy Voting Committee shall act by majority vote, but in the case of a tie vote the side receiving the vote of the President shall prevail. In the case of a Committee of two or less persons, one member shall constitute a quorum. In the case of the Committee consisting of three or four persons, two members shall constitute a quorum, and for a Committee of five persons, three members shall constitute a quorum.

2.

The Proxy Voting Committee shall monitor developments that may affect the Proxy Voting Policy and Procedures, including the Overall Proxy Voting Policy set forth in paragraph 5 of the Procedures Section hereof, voting standards set forth in Appendix A to this document (“Voting Standards”) and recommend changes to the Proxy Voting Policy and Procedures.

3.

Any decisions not to vote proxies in accordance with the Voting Standards, including Routine or Non-Routine Issues, shall be submitted to the Proxy Committee for approval or consideration of the appropriate action to take. The Proxy Voting Committee may require a discussion with or report from the investment analyst responsible for the company whose proxy is being considered to assist in deciding how to vote in accordance with the Proxy Voting Policy, and may require analysis specific to the issuer or specific to the matter to be voted on. The Proxy Voting Committee will consider additional information regarding a proposal, such as an issuer’s or shareholder’s subsequently filed additional proxy materials or other information conveyed by an issuer or shareholder proponent. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

4.

If a Non-Routine Issue falls into a category for which there is no Voting Standard, or when a matter is highly contested or controversial, the Proxy Voting Committee shall be consulted and should consider whether a higher degree of analysis may be necessary. The Proxy Voting Committee may require a discussion with or a report from the investment analyst responsible for the company whose proxy is being considered, including analysis specific to the issuer or specific to the matter to be voted on, as well as a report, if available, from any proxy service provider then retained, to assist in deciding how to vote in accordance with the Proxy Voting Policy. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

5.

Should a vote in accordance with the Voting Standards appear likely to produce a result inconsistent with a stated policy, limitation, or restriction established for any client’s account, the President or CEO shall be notified in order to determine the appropriate action. Such action shall be presented to the Proxy Voting Committee for ratification prior to the vote in question. The Proxy Voting Committee can act without a meeting by consent of a majority of its members. Any action taken in such situations shall be governed by prudence and must be compatible with applicable law. Such action shall be memorialized in writing setting forth the nature of the conflict, the reasons for the action taken and the date such action was authorized.

Procedures

1.

Proxies will be voted based upon and consistent with (a) criteria established herein as same may be amended in writing by the Proxy Committee from time to time, (b) the Overall Proxy Voting Policy set forth in paragraph 5 below and (c) the Voting Standards attached hereto as Appendix A . Only a Senior Vice President or higher ranking officer shall be authorized to execute proxies except that a service provider may be engaged to process and execute proxies pursuant to and subject to these Procedures.

2.	The following Records of all proxy votes will be maintained:

A.	A brief description of the proxy proposal for each company in the portfolio.

B.	The vote cast on each proposal.

C.	The holdings of each account and its holdings as of (or as close as possible to) the record date for the particular proxy vote.

D.	A record of any calls or other contacts made regarding a vote.

E.

A record of the reason for each vote, including whether the proxy was voted according to a specific client restriction, policy, the Voting Standards or other guideline which record may be maintained by a third party proxy service provider.

F.	Notification that a proxy has not been received.

G.	Verification that the shares listed on the proxy match the Adviser’s records.

H.	The name and title of the individual voting the proxy (if available from a service provider).

I.	A record of any Proxy Voting Committee actions in regard to the proxy vote.

3.

Unless the Adviser shall have obtained a written agreement from an experienced and qualified third party to provide proxy voting and records services in compliance with all applicable laws and regulations, records of a current proxy season will be retained in the Adviser’s offices until the end of the second year after the expiration of the proxy season in which the votes were made and will be retained in a readily accessible location for a period of not less than three additional years. Proxy statements received on behalf of stock for which the Adviser is authorized to vote proxies will not be retained in paper form because they are available on the EDGAR system where they have been filed by the issuer.

4.

The Voting Guidelines which are attached hereto as Appendix A consist of the Concise Summary of the Institutional Shareholders Service (“I.S.S.”) Proxy Voting Guidelines (effective for meetings on or after February 1, 2019) (“Voting Standards”). The Proxy Voting Committee has reviewed the Voting Standards and has found them to be generally satisfactory. I.S.S., which is the proxy service provider retained by the Adviser, furnishes research and recommendations for all proxy votes, casts the votes and maintains voting records. The I.S.S. recommendations will be in accordance with the Voting Standards. The Proxy Voting Committee may, in circumstances where the application of the Voting Standards is determined not to be beneficial or appropriate, override the I.S.S. recommendation and instruct I.S.S. to vote as determined by the Proxy Voting Committee.

5.

The current Overall Proxy Voting Policy of the Adviser shall be to vote against anti-takeover proposals, proposals that will weaken Board oversight or corporate governance procedures, and proposals designed to entrench current management. These proposals are generally inherently adverse to the economic value of the stocks to which they relate. This position may be determined to be inappropriate in a particular case and if authorized by the Proxy Voting Committee, a vote that does not comport with this position may be approved. Proxy proposals that do not materially impact the economic value of the stocks to which they relate are considered “Routine Issues” and will generally be voted in favor of the position supported by management of the company whose stock is being voted. Proxy proposals that materially impact the economic value of the stock to which they relate will be voted, consistent with applicable restrictions, in the manner that is most beneficial to the value of such stock.

6.

In the case of managed funds that hold exchange traded funds (“ETFs”) shares in their portfolios, special rules may apply to voting proxies in the underlying ETFs when certain thresholds are reached. For example, certain ETFs have obtained exemptions from the SEC fund of fund restrictions, and those ETFs may be held by managed funds in reliance upon such exemption. The exemptive orders for such ETFs typically provide that, in the event that the managed fund owns 25% or more of the outstanding shares of the ETF, such shares shall be voted in the same proportion as the shares held by all other shareholders in such ETF. The Adviser shall follow the requirements of any such exemptive orders that may apply and vote such shares proportionally to the shares of the other shareholders of the ETF.

7.

No officer or employee of the Adviser shall act with respect to proxy votes in any instance in which a conflict of interest exists for that person in applying the Adviser’s Voting Standards or satisfying fiduciary responsibilities under ERISA or other applicable laws. Any conflict of interest or questions concerning whether a conflict of interest exists, shall be immediately reported to the President. Further, in cases where there exist material conflicts of interest between the Adviser and its interests, and the economic interests of the Adviser’s client owning the shares being voted, the Adviser shall strictly adhere to the Voting Standards, but where such conflict exists and the Proxy Committee is required to decide upon action as provided above, no such action shall be taken absent full disclosure to the affected client of the conflict and it shall be taken only if consent has been received from the client. In assessing the existence of a conflict and the suggested manner of casting a vote in a conflict situation, the recommendations of independent third parties qualified to make recommendations on proxy voting may be sought and communicated to affected clients.

8.

It is the policy of the Adviser not to join any group for the purpose of waging a proxy contest or to acquire or trade in the securities of any corporation with the intent to effect any change in control of a corporation. Any solicitation from any person to vote proxies in any accounts shall be promptly reported to the General Counsel and Proxy Voting Committee except for requests merely that the proxies be voted in order to achieve a quorum.

9.

No employee of the Adviser may discuss the Adviser’s proxy votes with any person not employed by the Adviser or its client or in any way indicate how the Adviser will vote on any issue prior to the vote being cast, nor may any employee of the Adviser disclose how the Adviser has voted except in reports to the Board of Directors of the Adviser or its managed funds, as required by law or pursuant to an agreement with a proxy service provider. All information concerning the Adviser’s proxy voting record shall be disclosed and furnished to clients in the manner required to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940.

10.

The Adviser shall comply in all respects and in a timely manner with Rule 206(4)-6 under the Investment Advisers Act of 1940, including the timely voting of proxies, the timely provision to clients of a description of the Adviser’s proxy voting policies and procedures, provision of a copy of such policies and procedures to clients upon request, disclosure to clients of how to obtain information on how their securities were voted and the implementation of record keeping procedures in full compliance with Rule 204-2, retaining in the manner chosen by the Adviser (which manner shall be as permitted by Rule 204-2) for the required time periods proxy voting policies and procedures, proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by the Adviser which were material in making a decision on how to vote or which memorialized basis for a decision for a vote.

11.	The Adviser adopts the following procedures to ensure compliance with the Proxy Voting Policy Statement and Procedures:

A.	The President or an Officer of the Adviser designated by the President will ensure that the Adviser is at all times in full and complete compliance with all applicable laws and regulations.

B.

The Proxy Voting Committee shall meet at least semiannually to review the overall proxy voting record of all proxies, the conformity of proxy voting actions with the requirements set forth herein, and to review the actions of any and all third party service providers. The Adviser will evaluate the proxy advisory firm to identify and evaluate the Adviser’s conflicts of interest, if any, that may arise. The Adviser will assess the proxy advisory firm’s capacity and competency to provide voting recommendations and its ability to execute votes in accordance with the Adviser’s voting instructions. The Adviser will require the proxy advisory firm to update the Adviser regarding any business changes. The Adviser will assess the firm’s updates to its methodologies, guidelines and voting recommendations on an ongoing basis. If the Adviser becomes aware of inaccuracies in the firm’s research or determinations, the Adviser will assess the extent to which potential errors, incompleteness, or methodological weakness in the firm’s analysis materially affected the firm’s research or recommendations that the Adviser utilized. In its periodic review of the proxy advisory firm, the Adviser shall consider the firm’s engagement with issuers and process to ensure it has complete and accurate information about the issuer and each matter, and its process to access issuer’s views about the firm’s voting recommendations in a timely and efficient manner; the firm’s effort to correct any identified material deficiencies in its analysis; the firm’s disclosure regarding sources of information and methodologies to formulate voting recommendations or execute voting instructions; and the firm’s consideration of factors unique to a specific issuer or proposal.

C.

The Proxy Voting Committee shall review and document, the adequacy of the within policy statement and procedures on an annual basis, and more frequently when warranted, to ensure they are reasonable and implemented effectively, and are reasonably designed to ensure that the Adviser casts votes on behalf of its clients in the best interest of such clients. As part of the annual review, the Committee will sample the proxy votes it casts on behalf of its clients to ensure compliance with these procedures. The Committee and shall adopt written changes and amendments hereto as necessary.

D.

The Proxy Voting Committee shall review the Adviser’s compliance with the Rules promulgated by the S.E.C., including the semiannual reports on the availability of proxy voting records to its clients, and the disclosure of this document to clients.

E.

To the extent it is prudent and in compliance with Rule 206(4)-6 under the Investment Adviser’s Act of 1940, the Adviser may retain reputable and qualified third-party service providers to implement the foregoing policies and procedures. When retaining a third-party proxy advisory firm, the Adviser will consider whether the firm has the capacity and competency to adequately analyze the matters for which the Adviser is responsible for voting, including the quality of the firm’s staffing, personnel, and technology. The Adviser will consider whether the firm has an effective process for seeking timely input from issuers and clients with respect to proxy voting policies, methodologies and peer group constructions. The Adviser will consider how the firm accounts for unique characteristics regarding the issuer, such as the issuer’s size, its governance structure, its industry and unique practices, and its financial performance. The Adviser will consider the firm’s methodologies in formulating voting recommendations and any third-party information sources used by the firm.

F.	It is specifically understood that the Adviser’s clients may adopt the within Policy Statement and Procedures, as same may be amended or restated from time to time.

I hereby verify that the foregoing document has been duly adopted as the proxy voting policies and procedures of the Adviser, along with the attached Proxy Voting Standards, which replace all previously adopted statements and procedures regarding proxy voting and Voting Standards.

MUTUAL OF AMERICA
CAPITAL MANAGEMENT LLC

By:

/s/ Stephen Rich
Stephen Rich
President

Dated: November 6, 2019

United States

Proxy Voting Guidelines

Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2019

Published December 18, 2018

U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances:

Independence

Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

›	Independent directors comprise 50 percent or less of the board;
›	The non-independent director serves on the audit, compensation, or nominating committee;
›	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
›	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

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1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

›	Sit on more than five public company boards; or
›	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[3].

Diversity: Highlight boards with no gender diversity. For 2019 meetings, no adverse vote recommendations will be made due to a lack of gender diversity.

For companies in the Russell 3000 or S&P 1500 indices, effective for meetings on or after Feb. 1, 2020, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies when there are no women on the company’s board. Mitigating factors include:

›	A firm commitment, as stated in the proxy statement, to appoint at least one female to the board in the near term;
›	The presence of a female on the board at the preceding annual meeting; or
›	Other relevant factors as applicable.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

›

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.
›	The board failed to act on takeover offers where the majority of shares are tendered;
›

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

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3 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

›	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
›	The company’s response, including:
›

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

›	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
›	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
›	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-by-case) for the following:

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:

›

The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

›	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

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4 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

5 Public shareholders only, approval prior to a company’s becoming public is insufficient.

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Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A multi-class capital structure; and/or
›	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

›	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
›	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company’s ownership structure;
›	The company’s existing governance provisions;
›	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders’ ability to amend bylaws.

Problematic Governance Structure - Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public

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offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

›	The level of impairment of shareholders’ rights;
›	The disclosed rationale;
›	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
›	Any reasonable sunset provision; and
›	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

›	The presence of a shareholder proposal addressing the same issue on the same ballot;
›	The board’s rationale for seeking ratification;
›	Disclosure of actions to be taken by the board should the ratification proposal fail;
›	Disclosure of shareholder engagement regarding the board’s ratification request;
›	The level of impairment to shareholders’ rights caused by the existing provision;
›	The history of management and shareholder proposals on the provision at the company’s past meetings;
›	Whether the current provision was adopted in response to the shareholder proposal;
›	The company’s ownership structure; and
›	Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

›

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

›	The non-audit fees paid to the auditor are excessive;
›	The company receives an adverse opinion on the company’s financial statements from its auditor; or
›

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

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Vote case-by-case on members of the Audit Committee and potentially the full board if:

›

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices; or
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

›	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
›	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

›	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
›	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
›	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
›	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
›	Any other relevant factors.

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Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

›	Material failures of governance, stewardship, risk oversight[6], or fiduciary responsibilities at the company;
›	Failure to replace management as appropriate; or
›

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;
›	Management’s track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company’s current board leadership structure;
›	The company’s governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

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6 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS’ performance assessment will generally consider one-, three-, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

SHAREHOLDER RIGHTS & DEFENSES

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

›	The presence of a shareholder proposal addressing the same issue on the same ballot;
›	The board’s rationale for seeking ratification;
›	Disclosure of actions to be taken by the board should the ratification proposal fail;

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›	Disclosure of shareholder engagement regarding the board’s ratification request;
›	The level of impairment to shareholders’ rights caused by the existing provision;
›	The history of management and shareholder proposals on the provision at the company’s past meetings;
›	Whether the current provision was adopted in response to the shareholder proposal;
›	The company’s ownership structure; and
›	Previous use of ratification proposals to exclude shareholder proposals.

CAPITAL/RESTRUCTURING

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company’s use of authorized shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›

The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.

Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

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If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

›

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

›

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

›

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

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3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

›	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

›	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
›	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices7, this analysis considers the following:

1.	Peer Group[8] Alignment:

›	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
›	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
›	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[9] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based incentive awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company’s peer group benchmarking practices;
›	Actual results of financial/operational metrics, both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[10] compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;

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7 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

9 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

10 ISS research reports include realizable pay for S&P1500 companies.

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›	Incentives that may motivate excessive risk-taking or present a windfall risk; and
›	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Extraordinary perquisites or tax gross-ups;
›	New or materially amended agreements that provide for:
›	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
›	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
›	CIC excise tax gross-up entitlements (including “modified” gross-ups);
›	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
›	Liberal CIC definition combined with any single-trigger CIC benefits;
›	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
›	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including:
›

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

›	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
›	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans[11] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

›

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Quality of disclosure around vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan;
›	Dividends payable prior to award vesting.

›	Grant Practices:
›	The company’s three-year burn rate relative to its industry/market cap peers;
›	Vesting requirements in CEO’s recent equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a sufficient claw-back policy;
›	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
›	The plan is excessively dilutive to shareholders’ holdings; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

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11 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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SOCIAL AND ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
›

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

›

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

›

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

›	The company’s level of disclosure compared to industry peers; and
›	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

›	The company’s level of disclosure is comparable to that of industry peers; and

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›	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
›	The company’s actual GHG emissions performance;
›	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company’s nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Pay Gap

General Recommendation: Generally vote case-by-case on requests for reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

›	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
›	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and
›	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
›	How the company’s recycling programs compare to similar programs of its industry peers.

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Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

›

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

›	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
›	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
›	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

›	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
›	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
›	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

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